UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Webster Financial Corporation

(Exact Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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200 ELM STREET STAMFORD, CT 06902
D98357-P85961-Z84279
Your Vote Counts!
WEBSTER FINANCIAL CORPORATION
2023 Annual Meeting
Vote by 11:59 P.M. Eastern Time on April 25, 2023 for shares held directly and by 11:59 P.M. Eastern Time on April 21, 2023 for shares held in the Webster Bank Retirement Savings Plan, Webster Bank Pension Plan, and Sterling National Bank 401(k) and Profit Sharing Plan (collectively, the “Plans”).
You invested in WEBSTER FINANCIAL CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 26, 2023.
Smartphone users
Vote Virtually at the Meeting*
Point your camera here and
April 26, 2023
vote without entering a
3:00 p.m., Eastern Time
control number
Virtually at:
www.virtualshareholdermeeting.com/WBS2023
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect fifteen directors to serve for one year terms (Proposal 1).	
Nominees:	
1a. John R. Ciulla	For
1b. Jack L. Kopnisky	For
1c. William L. Atwell	For
1d. John P. Cahill	For
1e. E. Carol Hayles	For
1f. Linda H. Ianieri	For
1g. Mona Aboelnaga Kanaan	For
1h. James J. Landy	For
1i. Maureen B. Mitchell	For
1j. Laurence C. Morse	For
1k. Karen R. Osar	For
1l. Richard O'Toole	For
1m. Mark Pettie	For
1n. Lauren C. States	For
1o. William E. Whiston	For
2. To approve, on a non-binding, advisory basis, the compensation of the named executive officers of Webster (Proposal 2).	For
3. To vote, on a non-binding, advisory basis, on the frequency of voting on the compensation of named executive officers of Webster (Proposal 3).	1 Year
4. To approve an amendment to the Webster Financial Corporation 2021 Stock Incentive Plan (Proposal 4).	For
5. To approve an amendment to Webster's Fourth Amended and Restated Certificate of Incorporation to limit the liability of certain officers of Webster as permitted pursuant to recent Delaware General Corporation Law amendments (Proposal 5).	For
6. To vote, on a non-binding, advisory basis, to ratify the appointment of KPMG LLP as the independent registered public accounting firm of Webster for the year ending December 31, 2023 (Proposal 6).	For

The proxies are authorized to vote upon any other business that properly comes before the Annual Meeting or any adjournments thereof, in accordance with the determination of a majority of the Board of Directors of Webster.

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D98358-P85961-Z84279